Sustainable Value John W. Rowe Chairman, President & Chief Executive Officer Exelon Corporation Sanford C. Bernstein & Co. Strategic Decisions Conference New York City May 28, 2008 Exhibit 99.1

This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk
Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) Exelon’s First
Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors
and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by Exelon Corporation, Exelon
Generation Company, LLC, Commonwealth Edison Company, and PECO Energy Company
(Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.  None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the Companies. Please refer to the attachments to the earnings release and the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to
GAAP earnings.
Forward-Looking Statements

Exelon

Exelon
Generation

ComEd
An Exelon Company

PECO

Nuclear, Fossil, Hydro & Renewable Generation
Power Marketing
Nuclear Capacity:        16,969 MW
Total Capacity:             32,332 MW
• 2008: Generation estimated to contribute
~75-80% of total operating earnings
• Operates largest nuclear fleet in US
Regional Wholesale Energy
Pennsylvania
Utility
Illinois
Utility
Customers
Electric:  3.8M                1.6M
Gas:      - 0.5M
• 2008: ComEd and PECO estimated to
contribute ~20-25% combined of total
operating earnings
Traditional Transmission & Distribution
Company Overview

~12% Compound Annual Growth Rate

S&P 500
12%
10/00
4/01
10/01
4/02
10/02
4/03
10/03
4/04
10/04
4/05
10/05
4/06
10/06
4/07
10/07
4/08

$4.32
  $3.22
$3.10
$2.78
$2.61
$2.41
$2.24
$1.93
2000 2001 2002 2003 2004 2005 2006 2007
10/20/00 – 5/23/08
Assumes dividend reinvestment
Source: Bloomberg
EXC
276%
UTY
97%
Financial Performance
Total Shareholder Return Adjusted (non-GAAP) Operating EPS

1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Percent
EXC (17)
CEG (5)
PGN (5)
ETR (11)
SO (6)
D (7)
FPL (6)
TVA (5)
NMC (6)
DUK (7)
Non-Fleet Operated (21)
FE (4)

World-Class Nuclear Operator
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Exelon Industry
Average Capacity Factor
Note: Exelon data prior to 2000 represent ComEd-only nuclear fleet.
Sources: Platt’s, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
65
70
75
80
85
90
95
100
Operator (# of Reactors)
Rang 5-Year Average
Range of Fleet 2-Yr Avg Capacity Factor (2003-2007)
EXC 93.5%

Protect Today’s Value
•
Deliver superior operating
performance
•
Advance competitive markets
•
Protect the value of our generation
•
Build healthy, self-sustaining
delivery companies
Grow Long-Term Value
•
Drive the organization to the next
level of performance
•
Set the industry standard for low
carbon energy generation and
delivery through reductions,
displacement and offsets
•
Pursue and rigorously evaluate
new growth opportunities
+
Strategic Direction

Protect Today’s Value
•
Deliver superior operating
performance
•
Advance competitive markets
•
Protect the value of our generation
•
Build healthy, self-sustaining
delivery companies
Grow Long-Term Value
•
Drive the organization to the next
level of performance
•
Set the industry standard for low
carbon energy generation and
delivery through reductions,
displacement and offsets
•
Pursue and rigorously evaluate
new growth opportunities
+
Strategic Direction

Breakeven CO_2 Allowance Price (in 2012 $ per Metric Ton)

Supporting a Low Carbon Future
IGCC with CCS
Energy Efficiency
Nuclear Uprates
New Natural Gas
Repower Coal Plant
Cogeneration
New Nuclear
Alternative Energy Credits
Coal-to-Gas Switch Biomass
Dotted line represents price after including effects of loan guarantees / tax incentives
Wind
($60)
($40)
($20)
$0
$20
$40
$60
$80
$100
$120
0 10 20 30
Solar PV >$800/MT
(>$300/MT w/ tax incentives)
Million Metric Tons (MT) of CO
2
per Year
Landfill Gas
25% Reduction in
Internal Energy Use
PV = Photovoltaic; IGCC = Integrated Gasification Combined Cycle; CCS = Carbon Capture and Storage
Exelon’s CO
2
Abatement Opportunities

9

10 Appendix – GAAP Reconciliation

GAAP EPS Reconciliation 2000-2002
2000 GAAP Reported EPS
$1.44
Change in common shares (0.53)
Extraordinary items (0.04)
Cumulative effect of accounting change --
Unicom pre-merger results 0.79
Merger-related costs 0.34
Pro forma merger accounting adjustments (0.07)
2000 Adjusted (non-GAAP) Operating EPS $1.93
2001 GAAP Reported EPS
$2.21
Cumulative effect of adopting SFAS No. 133 (0.02)
Employee severance costs 0.05
Litigation reserves 0.01
Net loss on investments 0.01
CTC prepayment (0.01)
Wholesale rate settlement (0.01)
Settlement of transition bond swap --
2001 Adjusted (non-GAAP) Operating EPS $2.24
2002 GAAP Reported EPS $2.22
Cumulative effect of adopting SFAS No. 141 and No. 142 0.35
Gain on sale of investment in AT&T Wireless (0.18)
Employee severance costs 0.02
2002 Adjusted (non-GAAP) Operating EPS $2.41

2004 GAAP Reported EPS $2.78
Charges associated with debt repurchases 0.12
Investments in synthetic fuel-producing facilities (0.10)
Employee severance costs 0.07
Cumulative effect of adopting FIN 46-R (0.05)
Settlement associated with the storage of spent nuclear fuel (0.04)
Boston Generating 2004 impact (0.03)
Charges associated with investment in Sithe Energies, Inc. 0.02
Charges related to proposed merger with PSEG 0.01
2004 Adjusted (non-GAAP) Operating EPS $2.78
2003 GAAP Reported EPS $1.38
Boston Generating impairment 0.87
Charges associated with investment in Sithe Energies, Inc. 0.27
Employee severance costs 0.24
Cumulative effect of adopting SFAS No. 143 (0.17)
Property tax accrual reductions (0.07)
Enterprises’ Services goodwill impairment 0.03
Enterprises’ impairments due to anticipated sale 0.03
March 3 ComEd Settlement Agreement 0.03
2003 Adjusted (non-GAAP) Operating EPS $2.61
GAAP EPS Reconciliation 2003-2005
2005 GAAP Reported EPS $1.36
Investments in synthetic fuel-producing facilities (0.10)
Charges related to proposed merger with PSEG 0.03
Impairment of ComEd’s goodwill 1.78
2005 financial impact of Generation’s investment in Sithe (0.03)
Cumulative effect of adopting FIN 47
2005 Adjusted (non-GAAP) Operating EPS
0.06
$3.10

GAAP EPS Reconciliation 2006-2007
$3.22
2006 Adjusted (non-GAAP) Operating EPS
$2.35 2006 GAAP Reported EPS
1.15 Impairment of ComEd’s goodwill
(0.08) Recovery of debt costs at ComEd
0.03 Severance charges
(0.13) Nuclear decommissioning obligation reduction
(0.14) Recovery of severance costs at ComEd
0.09 Charges related to now terminated merger with PSEG
0.04 Investments in synthetic fuel-producing facilities
(0.09) Mark-to-market adjustments from economic hedging activities
(0.01) Settlement of a tax matter at Generation related to Sithe
(0.04) Non-cash deferred tax items
(0.14) Investments in synthetic fuel-producing facilities
0.41 2007 Illinois electric rate settlement
(0.19) Termination of State Line PPA
0.11 Georgia Power tolling agreement
$4.32 2007 Adjusted (non-GAAP) Operating EPS
(0.01) Sale of Generation's investments in TEG and TEP
0.02 City of Chicago settlement
(0.03) Nuclear decommissioning obligation reduction
0.15 Mark-to-market adjustments from economic hedging activities
$4.05 2007 GAAP Reported EPS